UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 28, 2011

Fabrinet

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34775	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Walker House

87 Mary Street

George Town

Grand Cayman

KY1-9005

Cayman Islands

(Address of principal executive offices, including zip code)

+66 2-524-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 31, 2011, Fabrinet issued a press release regarding its financial results for the fiscal quarter ended December 24, 2010. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2011, the Board of Directors of Fabrinet appointed Dr. Harpal Gill, age 57, to serve as president and chief operating officer. David T. Mitchell will continue to serve as Fabrinet’s chief executive officer and chairman of the board of directors.

Dr. Gill has served as Fabrinet’s executive vice president, chief operating officer since March 2009, executive vice president, operations of Fabrinet Co., Ltd. since July 2007, and executive vice president, operations of Fabrinet USA, Inc. since joining Fabrinet in May 2005. From July 2003 to January 2005, Dr. Gill served as vice president of engineering and then senior vice president of engineering for Maxtor Corporation, a disk drive manufacturer. From January 1999 to July 2003, Dr. Gill served as the vice president of engineering for Read Rite Corporation, a supplier of magnetic recording heads for data storage devices. From June 1996 to October 1998, Dr. Gill served as the managing director of JTS Corp., a disk drive manufacturer. Dr. Gill has also held senior management positions with Seagate Technology and Stanton Automation. Dr. Gill earned a bachelor of science degree in mechanical engineering from Brunel University and a doctor of philosophy degree in engineering from the University of Bradford.

Fabrinet did not amend the terms of Dr. Gill’s existing employment arrangement in connection with his appointment. A description of the material terms of Dr. Gill’s existing employment arrangement with Fabrinet is contained in Fabrinet’s proxy statement for its 2010 annual meeting of stockholders.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated January 31, 2011, entitled “Fabrinet Announces Second Quarter 2011 Financial Results”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FABRINET

By:	/s/ Mark J. Schwartz
Mark J. Schwartz Executive Vice President, Chief Financial Officer and Secretary

Date: January 31, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 31, 2011, entitled “Fabrinet Announces Second Quarter 2011 Financial Results”